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                                                                   EXHIBIT 23.4




                      CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 27, 1994 relating to the financial statements of Eagle Technology, which appears on page 15 of Microdyne Corporation's Form 8-K/A dated April 11, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
San Jose, California
June 13, 1995